UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 4, 2015 (October 29, 2015)

Western Asset Mortgage Capital Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard	91101
Pasadena, California	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(626) 844-9400

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition

On November 4, 2015, Western Asset Mortgage Capital Corporation (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2015. The text of the press release is furnished as exhibit 99.1 to this Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 29, 2015, the board of directors of the Company appointed Elliott Neumayer as Chief Operating Officer of the Company, effective immediately.  Mr. Neumayer succeeds Travis M. Carr in the role of Chief Operating Officer of the Company.  Mr. Carr will continue to serve as a Product Specialist at Western Asset Management Company, the Company’s external manager (the “Manager”), but will no longer serve in any capacity with the Company.

Mr. Neumayer, age 34, is a Product Specialist and head of mortgage-related business efforts at the Manager, having joined the Manager in 2004 from Marshall & Stevens, where he served as Senior Associate.  Mr. Neumayer received an MBA and Bachelor of Arts degree from Loyola Marymount University.

Mr. Neumayer will hold his office from October 29, 2015 until his resignation or removal.  There is no arrangement or understanding between Mr. Neumayer and any other person pursuant to which he was selected as an officer of the Company.  There are no family relationships between Mr. Neumayer and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.  There have been no transactions between Mr. Neumayer and the Company which would be required to be reported pursuant to Item 404(a) of Regulation S-K.  Mr. Neumayer is an employee of the Manager, not the Company, and there is no material plan, contract or arrangement to which Mr. Neumayer was a party or in which he participated in connection with his appointment as Chief Operating Officer of the Company, and Mr. Neumayer will not receive any salary, bonus, equity awards or other compensation in connection with his appointment as Chief Operating Officer of the Company.

Item 7.01        Regulation FD Disclosure

On November 4, 2015, the Company will be holding its quarterly conference call in which it will discuss its financial results.  The presentation for such call is furnished herewith as Exhibit 99.2 to this Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibits 99.1 and 99.2 and the information set forth therein and herein are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 4, 2015, issued by Western Asset Mortgage Capital Corporation
99.2	Presentation, dated November 4, 2015, by Western Asset Mortgage Capital Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

By:      /s/ Adam C. E. Wright

Name:  Adam C. E. Wright

Title:    Assistant Secretary

Date:  November 4, 2015